NEWS RELEASE

Cardtronics Issues Shareholder Vote and Meeting Reminder

HOUSTON, May 5, 2021 – Cardtronics plc (Nasdaq: CATM) (“Cardtronics” or the “Company”) reminds shareholders that on Friday, May 7, 2021, the Company will, in accordance with U.K. law, hold two separate meetings related to the proposed acquisition of the Company by NCR Corporation (NYSE:NCR) (“NCR”). First, the Court Meeting at which shareholders will vote to approve the scheme of arrangement, followed by the General Meeting at which shareholders will vote to (i) give effect to the scheme of arrangement; and (ii) approve, on an advisory basis, executive compensation which may be paid in connection with the transaction.

Shareholders of Record should have received two proxy cards — one proxy card labeled “Court Meeting Proxy Card” for use to approve the scheme of arrangement at the Court Meeting and one proxy card labeled “General Meeting Proxy Card” for use to give effect to the scheme of arrangement and vote in connection with the executive compensation matters at the General Meeting.

In order to effect the scheme under U.K. law, holders of at least 75% of shares voted must approve the scheme of arrangement proposal at each of the Court Meeting and the General Meeting. In order to ensure that all votes are counted, shareholders should ensure votes are cast by Thursday May 6, 2021 at 11:59 p.m. EDT.

The Cardtronics Board recommends that Cardtronics shareholders vote "FOR" the approval of all proposals to be considered at the Court Meeting and the General Meeting.

Should you have any questions regarding the vote or require additional proxy cards, please contact the Company’s proxy solicitor agent, Georgeson LLC, at 888-666-2594.

For more information about the pending transaction with NCR, see the Company’s Current Report on Form 8-K filed with the SEC on January 25, 2021, and the Company’s proxy statement relating to the required shareholder approvals and regulatory requirements filed with the SEC on March 30, 2021.

About Cardtronics (Nasdaq: CATM)

Cardtronics is the trusted leader in financial self-service, enabling cash transactions at over 285,000 ATMs across 10 countries in North America, Europe, Asia-Pacific, and Africa. With our scale, expertise and innovation, top-tier merchants and businesses of all sizes use our ATM solutions to drive growth, in-store traffic, and retail transactions. Financial services providers rely on Cardtronics to deliver superior service at their own ATMs, on Cardtronics ATMs where they place their brand, and through Cardtronics' Allpoint Network, the world’s largest retail based surcharge-free ATM network, with over 55,000 locations. As champions of cash, Cardtronics converts digital currency into physical cash, driving payments choice for businesses and consumers alike. Learn more about Cardtronics by visiting www.cardtronics.com and by following us on LinkedIn and Twitter.

Contact Information:

Investor Relations Brad Conrad EVP - Treasurer 832-308-4000 ir@cardtronics.com	Media Relations Lisa Albiston VP Public Relations & Communications 832-308-4000 corporatecommunications@cardtronics.com

For more information, please visit:
www.cardtronics.com

Cardtronics is a registered trademark of Cardtronics plc and its subsidiaries.

All other trademarks are the property of their respective owners.

Additional Information and Where to Find It
This communication may be deemed solicitation material in respect of the proposed acquisition of Cardtronics by NCR Corporation (“NCR”). This communication does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, Cardtronics has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement regarding the proposed transaction on March 30, 2021 (the “Definitive Proxy Statement”), and Cardtronics commenced mailing the Definitive Proxy Statement to its shareholders on or about April 1, 2021. Cardtronics may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document that may be filed by Cardtronics with the SEC.
BEFORE MAKING ANY VOTING DECISION, CARDTRONICS’ SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED BY CARDTRONICS WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.
Any vote in respect of resolutions to be proposed at Cardtronics’ shareholder meetings to approve the proposed transaction, the scheme of arrangement or related matters, or other responses in relation to the proposed transaction, should be made only on the basis of the information contained in Cardtronics’ proxy statement (including the scheme documentation). Shareholders may obtain a free copy of the proxy statement and other documents Cardtronics files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. Cardtronics makes available free of charge on its investor relations website at ir.cardtronics.com copies of materials it files with, or furnishes to, the SEC.
No Offer or Solicitation
This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.
The proposed transaction will be implemented solely pursuant to the scheme of arrangement, subject to the terms and conditions of the Acquisition Agreement, which contain the full terms and conditions of the proposed transaction.
Participants in the Solicitation
Cardtronics and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from Cardtronics’ shareholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of Cardtronics’ directors and executive officers in Cardtronics’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 1, 2021, and its definitive proxy statement for the 2020 annual general meeting of shareholders, which was filed with the SEC on April 1, 2020. To the extent the holdings of Cardtronics’ securities by Cardtronics’ directors and executive officers have changed since the amounts set forth in Cardtronics’ proxy statement for its 2020 annual general meeting of shareholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed transaction is included in the proxy statement relating to the proposed transaction which has been filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the investor relations page of Cardtronics’ website at ir.cardtronics.com.
Forward Looking Statements
This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”), including statements containing the words “expect,” “intend,” “plan,” “believe,” “will,” “should,” “would,” “could,” "may," and words of similar meaning, as well as other words or expressions referencing future events, conditions or circumstances. Cardtronics intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act.

Statements that describe or relate to Cardtronics’ plans, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward-looking statements include, without limitation, statements regarding Cardtronics’ plans to manage its business through the novel strain of the coronavirus identified in late 2019 (“COVID-19”) pandemic and the health and safety of its customers and employees; the expected impact of the COVID-19 pandemic on Cardtronics’ operating goals and actions to manage these goals; expectations regarding cost and revenue synergies; expectations regarding Cardtronics’ cash flow generation, cash reserve, liquidity, financial flexibility and impact of the COVID-19 pandemic on Cardtronics’ employee base; expectations regarding Cardtronics’ ability to capitalize on market opportunities; Cardtronics’ financial outlook; the effect of the announcement of the proposed transaction on the ability of Cardtronics to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Cardtronics does business, or on Cardtronics operating results and business generally; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; the outcome of any legal proceedings related to the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the acquisition agreement; the ability of the parties to consummate the proposed transaction on a timely basis or at all; the satisfaction of the conditions precedent to consummation of the proposed transaction, including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; the ability of Cardtronics to implement its plans, forecasts and other expectations with respect to its business after the completion of the proposed transaction and realize expected benefits; business disruption following the proposed transaction; and the potential benefits of an acquisition of Cardtronics.

Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors listed in Item 1A “Risk

Factors” of Cardtronics’ Annual Report on Form 10-K filed with the SEC on March 1, 2021, and those factors detailed from time to time in Cardtronics’ other SEC reports including quarterly reports on Form 10-Q and current reports on Form 8-K. In addition, there can be no assurance that a transaction with Cardtronics will be agreed to or occur, and if agreed, the terms of any such transaction. Cardtronics does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.